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   This 8-K/A relates to the 8-K/A filing (0001091818-00-000069) which was accepted by the U.S. SEC on November 01, 2000.
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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                FORM 8-K/A

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934
    Date of Report (Date of earliest event reported): October 27, 2000
                              DATAMEG, CORP.
          (Exact name of registrant as specified in its charter)

         NEW YORK                       0-12493               13-3134389
(State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                    Identification No.)

     3148 Dumbarton Street, N.W., Washington, D.C.               20007
       (Address of principal executive offices)                (Zip Code)

     Registrant's telephone number, including area code:    (202) 965-2448

                           The Viola Group Inc.
               1653, Haight Avenue, Bronx, New York  10461-1503

         (Former name or former address, if changed since last report)

The Exhibit Index appears on Page 18.

Item 4.  Changes in Registrant's Certifying Accountant.

         On October 27, 2000 the Registrant's President approved the engagement of Hoffman, Fitzgerald & Snyder, P.C. and the dismissal of Scrudato & Co. as the principal accountants to audit the Registrant's financial statements. The decision to change auditors was made in connection with the recently completed share exchange, previously reported, and was not the result of any, and there have been no, disagreements, during the two most recent fiscal years on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure. None of the former auditor's reports on the Registrant's financial statements for either of the two most recent fiscal years contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. As the composition of the Board of Directors resulting from the recently completed share exchange, above referenced, is currently in transition, pending compliance with Rule 14f-1, engagement of the new auditors will be submitted to the new Board for ratification.

Item 5.  Other Events

         On August 9, 2000, via a Written Consent in lieu of Joint Special Meeting of the Board of Directors and Stockholders, the sole director of The Viola Group, Inc. and shareholders holding in excess of a majority of the total voting power of The Viola Group, Inc.'s capital stock determined to change the corporation's name to DataMEG Corp.

         Attached as an exhibit is the Certificate of Amendment to the Certificate of Incorporation of The Viola Group, Inc., as filed with the New York Department of State on September 7, 2000, effectuating the name change to DataMEG Corp.

Item 7.  Financial Statements, Pro Forma Financials & Exhibits

         A copy of the disclosure in Item 4 has been furnished to Scrudato & Co. who have been requested to furnish the Registrant a letter addressed to the Commission stating whether it agrees with the statements made therein which letter will be filed as an exhibit to this report.

                 (a)        Financial Statements

                            None

                 (b)        Pro Forma Financial Information

                            None

                 (c)        Exhibits

                            AMENDED AND RESTATED CERTIFICATE OF
                            INCORPORATION OF THE VIOLA GROUP, INC.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 30, 2000               DATAMEG, CORP.
                                      (Registrant)

        By:  /s/  Andrew Benson
                  -------------
                  Andrew Benson
                  President




EXHIBIT INDEX

Exhibit Number         Description

3.1 Certificate of Amendment of the Certificate of Incorporation of The Viola Group, Inc. as filed with the New York Department of State on September 7, 2000